UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 19, 2007

FIRSTWAY ENTERPRISES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52563
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

305 Madison Avenue, Suite 1166

New York, NY 10165

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-591-2648

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

This Form 8-K/A, dated November 13, 2007, is an amended report to a Form 8-K filed on October 19, 2007 by Firstway Enterprises, Inc., a Delaware corporation (the "Company" or "Registrant").

On October 12, 2007, William Tay, our sole officer, director and shareholder, entered into a Share Purchase Agreement (the “Agreement”) for the private sale of 31,026,600 shares of the Company’s common stock (the “Shares”) held by him to Russell B. Adler of Miami, Florida (the “Purchaser”). The Agreement calls for a Closing of on or before October 22, 2007. As of the date of this report (November 13, 2007), the Purchaser has failed to meet his obligations as outlined in the Agreement, particularly the Purchaser has not made full payment for the Shares under the Agreement. Therefore no change of ownership has occurred pursuant to the terms of the Agreement.

In accordance therewith, William Tay will remain as the sole director, officer and shareholder of the Company.

The Company directs that all shareholders disregard the disclosures made in the initial Form 8-K filed with the Securities and Exchange Commission on October 19, 2007. If a Closing (as defined in the Agreement) occurs, the Company will file a new report on Form 8-K with the Securities and Exchange Commission on EDGAR to disclose the changes in control, ownership and management of the Company.  Persons reading this Form 8-K/A are advised to see if the Company has subsequently filed a Form 8-K.

The following table sets forth, as of the date of this report (November 13, 2007), certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

	Amount and Nature of
Name and Address of	Beneficial	Percentage
beneficial owner (1)	Ownership	of Class (2)

William Tay (3)	31,340,000 (4)	100%
305 Madison Avenue Suite 1166
New York, NY 10165

All Officers and	31,340,000 (4)	100%
Directors as a group (1 person)

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(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2) Based upon 31,340,000 shares issued and outstanding in the Company, as of the date of this report.

(3) Mr. William Tay is the Registrant's current sole officer and director.

(4) The shares are held directly.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As disclosed above, Mr. William Tay will remain as the sole Director, Officer and Shareholder of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAY ENTERPRISES, INC. A Delaware corporation

By:	/s/ William Tay
Name: William Tay Title: President and Director

Dated: November 13, 2007